Deposits	12 Months Ended
Dec. 31, 2012
Deposits [Abstract]
Deposits

Note 8 – Deposits

Deposit balances as of December 31 consisted of the following:

(Dollars in thousands)

	2012	2011
Noninterest-bearing demand deposits	$101,861	$78,263
Interest-bearing demand deposits	66,569	64,498
Money market deposits	60,806	63,007
Savings deposits	63,406	46,737
Local certificates of deposit	130,057	144,983
Brokered certificates of deposit	1,500	5,877
Total deposits	$424,199	$403,365

Scheduled maturities of certificates of deposit at December 31 were as follows:

(Dollars in thousands)

2013	$86,086
2014	21,923
2015	10,194
2016	7,769
2017	5,050
2018	535
Total	$131,557

The Bank had certificates of deposit issued in denominations of $100,000 or greater totaling $66.9 million and $70.9 million at December 31, 2012 and 2011, respectively. The Bank had brokered certificates of deposit totaling $1.5 million at December 31, 2012 compared to $5.9 million at December 31, 2011. As of December 31, 2012, the weighted average interest rate on the brokered certificate of deposit was 1.40%. In addition, the Bank had $14.2 million of certificates of deposit as of December 31, 2012 and $18.3 million as of December 31, 2011 that had been issued through the Certificate of Deposit Account Registry Service (CDARS). Although certificates of deposit issued through CDARS are issued to local customers, this type of deposit is classified as brokered deposits for regulatory purposes.